UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 2005
                                                           ------------

                            COMTEX NEWS NETWORK, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-10541                  13-3055012
-----------------------------     ---------------------    --------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia             22314
---------------------------------------------------------           ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.
                -------------------------------------------

     On May 20, 2005, Comtex News Network, Inc ("Comtex") appointed Chip Brian to the position of President and Chief Operating Officer. Pursuant to this appointment, Comtex and Chip Brian entered into an employment agreement for a two-year term, with an annual base salary of $160,000, eligibility for an annual bonus not to exceed 25% of annual base salary and options to acquire 250,000 shares of Comtex News Network, Inc. common stock to vest in equal quarterly installments over the term of the employment agreement, beginning on July 1, 2005.

Item 5.02       Departure of Directors or Principal Officers; Election of
                ---------------------------------------------------------
Directors; Appointment of Principal Officers
--------------------------------------------

     On May 20, 2005, Comtex News Network, Inc appointed Chip Brian to the position of President and Chief Operating Officer. A copy of a related press release is attached as Exhibit 99.1 to this report.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Exhibits.

                    Exhibit No.         Description
                    -----------         -----------
                    99.1                Press release dated May 23, 2005 issued
                                        by Comtex News Network, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COMTEX NEWS NETWORK, INC.



DATE:  May 24, 2005            By:  /s/ C.W. Gilluly
                                    --------------------------------------------
                                    C.W. Gilluly, Ed.D.
                                    Chairman and Interim Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------

99.1        Press release dated May 23, 2005 issued by Comtex News Network, Inc.